UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) AUGUST 2, 2004

                           ASTRATA GROUP INCORPORATED
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                000-32475                                84-1408762
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         (Commission File Number)              (IRS Employer Identification No.)

1801 CENTURY PARK EAST, SUITE 1830, LOS ANGELES, CALIFORNIA         90067-2320
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          (Address of Principal Executive Offices)                  (Zip Code)

                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)

                               CETALON CORPORATION
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          (Former Name or Former Address, If Changed Since Last Report)

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

Bankruptcy and Plan of Reorganization
-------------------------------------

         On January 15, 2003, Astrata Group Incorporated, then known as Cetalon Corporation (the "Registrant") filed a petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, Los Angeles Division, Case No. LA 03-11306-VZ. After a hearing held on May 27, 2004, the Bankruptcy Court entered an order confirming the Registrant's Second Amended Disclosure Statement and Plan of Reorganization (the "Plan") followed by confirmation of the Plan by the Bankruptcy Court on May 28, 2004. On June 8, 2004, the Plan became effective (the "Effective Date") and the Cetalon Corporation Liquidating Trust (the "Trust") was created.

         Pursuant to the Plan, all equity interests of the Registrant that were in existence prior to the Effective Date, including, but not limited to, common stock, warrants, conversion rights under debt agreements and options, were cancelled on the Effective Date. When and if all unpaid creditor claims that were assigned to the Trust are satisfied in full with interest, the Registrant's pre-petition equity holders will be entitled to a pro rata distribution of remaining Trust assets based on their pre-petition percentage of ownership of the Registrant.

         Pursuant to the Plan, the Registrant combined with (i) Cadogan Investments Limited ("Cadogan"), a London-based company that owns Astrata South Africa (Pty) Limited (Optron (Pty) Limited), a South African company ("Astrata SA"); and (ii) Optron Technologies, Inc. ("Optron Technologies"), a Nevada corporation, whose subsidiaries include operations in Singapore, Malaysia, Brunei and England (collectively, the "Business Combination Transaction"). Subsequently, as of the date of this Current Report, Optron Technologies was merged into the Registrant and each of Optron Technologies' geographically based subsidiaries became subsidiaries of the Registrant.

         The Business Combination Transaction was effective as of the date of this Current Report. Pursuant to the Plan, the Registrant will issue approximately 6,275,000 post-Effective Date common shares to the shareholders of Cadogan in exchange for 100% ownership of that entity; and 1,800,000 post-Effective Date common shares to the stockholders of Optron Technologies in exchange for 100% ownership of that entity.

         The Registrant issued an additional 156,000 post-Effective Date shares of common stock to the Trust for distribution pursuant to the terms of the Plan (62,400 shares for pro rata distribution to Class 2 creditors and 93,600 shares for other creditors and Trust expenses) and an additional 1,560,000 post-Effective Date shares of common stock to certain administrative note holders in satisfaction of $52,663 of administrative claim notes payable and accrued interest.

         As a result of the cancellation of all pre-petition equity instruments and the issuance of new post-Effective Date common shares of the Registrant, a change in control has occurred.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         The following table set forth information regarding the number of shares of the Registrant's common stock beneficially owned on August 2, 2004, after giving effect to the issuances provided for in the Plan, which result in an aggregate of 10,400,000 shares issuable or outstanding, by:

     o each person who is known by the Registrant to beneficially own 5% or more of its common stock;

     o    each of the directors and executive officers of the Registrant; and

     o    all of the Registrant's directors and executive officers as a group.

         For purposes of this table, a person is deemed to be the "beneficial owner" of the number of shares of common stock that such person has the right to acquire within 60 days of August 2, 2004, through the exercise of any option, warrant or right, through the conversion of any security, through the power to revoke a trust, discretionary account or similar arrangement or through the automatic termination of a trust, discretionary account or similar arrangement. No other class of voting securities is outstanding.

                       Name                              Number       Percent
-----------------------------------------------------   ----------   ---------
DIRECTORS AND EXECUTIVE OFFICERS:
   Sandy Borthwick (1)                                     860,500     8.3%
   Martin Euler (2)                                        860,500     8.3%
   Terry Mackey (3)                                        154,000     1.5%
   Trevor Venter (4)                                       860,500     8.3%
   All directors and executive officers as a group
     (4 persons) (5)                                     2,735,500    26.3%
5% HOLDERS:
   Global Master Investments Ltd. (6)                      655,200     6.3%
   Infomax Co. Ltd. (7)                                  1,080,000    10.4%
   W.J. Frost (8)                                          633,672     6.1%
   Pointe Capital Limited (9)                              712,000     6.8%
   Anthony Harrison (10)                                   860,500     8.3%

         As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to common stock (I.E., the power to dispose of, or to direct the disposition of, a security).

(1) Includes 860,500 shares. Mr. Borthwick's address is 7 Temasek Blvd., #29-03 Suntec Tower One, Singapore, 038987

(2) Includes 860,500 shares. Mr. Euler's address is P.O. Box 941844, Houston, TX 77094-8844, USA

(3) Includes 154,000 shares. Mr. Mackey's address is PO Box 69381, Bryanston, Johannesburg, 2021, South Africa

(4) Includes 860,500 shares. Mr. Venter's address is PO Box 1462, Rivonia 2128, South Africa

(5) Includes all shares referenced in footnotes 1 through 4, inclusive. Does not include 281,000 shares beneficially owned by A. John A. Bryan, Jr. Mr. Bryan served as the Registrant's sole executive officer and one of its two directors as of the Effective Date. He was appointed as the trustee of the Trust as of the Effective Date and resigned as an executive officer and the sole director of the Registrant on August 2, 2004. Mr. Fridolin Voegeli, who served as the Registrant's other director as of the Effective Date and resigned as of July 29, 2004, does not have any beneficial ownership of any shares.

(6) Includes 655,200 shares. Global Master Investments Ltd.'s address is Services Ltd, Suite 4002a, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong

(7) Includes 1,080,000 shares. Infomax Co. Ltd.'s address is 38 Hertfort Street, London W1J 7SG, England

(8) Includes 633,672 shares. Mr. Frost's address is c/o Green Radovsky Maloney + Share LLP, Four Embarcadero Center, Suite 4000, San Francisco, CA 94111, USA

(9) Includes 712,000 shares. Pointe Capital Limited's address is 37 Shepherd Street, London W1Y 7LH, England

(10) Includes 860,500 shares. Mr. Harrison's address is 112-113 The Chambers Chelsea Harbour, London SW10 0FX, England

         As a result of the above issuances, following the Effective Date, the voting securities of the Registrant are beneficially held approximately as follows:

                    Stockholder                       Percentage Ownership
   ---------------------------------------------      ---------------------
   Trust                                                        1.5%
   Administrative Claimants                                    20.9%
   Former Stockholders of Optron Technologies                  17.3%
   Former Shareholders of Cadogan                              34.0%
   Officers and Directors of the Registrant                    26.3%

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Effective July 29, 2004, the Registrant dismissed Kelly + Company ("Kelly + Company") as its independent auditors. Additionally, on July 29, 2004, the Registrant's Board of Directors approved the engagement of Squar, Milner, Reehl + Williamson, LLP Public Accountants ("Squar Milner") as the Registrant's new independent auditors for the fiscal year ended February 28, 2005. The Registrant did not consult with Squar Milner on any matters prior to their retention.

         The reports of Kelly + Company on the Registrant's financial statements for the fiscal years ended May 31, 2003 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contained an explanatory paragraph concerning the Registrant's ability to continue as a going concern.

         During the Registrant's two most recent fiscal years ended May 31, 2004, and through the date of this Current Report, there were no disagreements between the Registrant and Kelly + Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Kelly + Company, would have caused Kelly + Company to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements for such years.

         During fiscal years ended May 31, 2002 and 2003 and the subsequent interim period through July 29, 2004, there were no disagreements with Kelly + Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Kelly + Company would have caused it to make reference to the subject matter of the disagreement(s) in connection with their report, nor were there any reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

         During the Registrant's two most recent fiscal years ended May 31, 2004, and through July 29, 2004, neither the Registrant nor someone on its behalf engaged Squar Milner regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, or any matter that was either the subject of a "disagreement" or a "reportable event," both as such terms are defined in Item 304 of Regulation S-B.

         The Registrant has requested Kelly + Company to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in this Current Report and, if not, expressing the respects in which it does not agree.

ITEM 5. OTHER EVENTS.

Change to Name, Trading Symbol, and Cusip Number
------------------------------------------------

         As part of the Business Combination Transaction described in Item 1 above, the Registrant has changed its name from "Cetalon Corporation" to "Astrata Group Incorporated." Substantially all of the subsidiaries and divisions that it acquired in the Business Combination Transaction are expected to adopt a similar name in their respective markets in the near future.

         Shortly after the Effective Date, the Registrant requested that the NASD delete the symbol, "CETA.PK," under which the pre-petition shares of the Registrant's common stock had been quoted. Subsequent to the Effective Date, the Registrant entered discussions with certain market-makers to assess their interest in creating and maintaining an orderly public market on the OTC
Bulletin Board. In connection with such a public market action by a market-maker, the NASD would provide the Registrant's post-Effective Date common shares with a new trading symbol.

         As of the date of this Current Report, the Registrant has applied for and been assigned a CUSIP number for its post-Effective Date common shares:
04634R 10 6.

Future Accounting Treatment
---------------------------

         FRESH-START ACCOUNTING

         Upon the Effective Date, as a result of the cancellation of all pre-petition equity instruments and the issuance of new post-effective date common shares of the Registrant, a change in control has taken place that allows the Registrant to adopt fresh-start reporting. The application of fresh-start reporting resulted in remaining liabilities being stated at their present values. The adoption of fresh-start reporting has created a reorganized entity for financial reporting purposes with no beginning retained earnings or deficit. The effects of the adjustments and the forgiveness of debt will be reflected in the entity's final statement of operations prior to the adoption of fresh-start reporting. The estimated gain from the forgiveness of debt of $5,308,000 resulting from the Plan becoming effective will be reported as an extraordinary item on that statement.

         REVERSE MERGER ACCOUNTING

         As a result of the Business Combination Transaction, the Registrant's acquisition of Cadogan and Optron Technologies will be accounted for as a "reverse merger" by the Registrant because the shareholders of Cadogan and the stockholders of Optron Technologies, as the legal acquirees, obtained more than 50% voting control of the Registrant, the legal acquiror. In fact, the shareholders of Cadogan obtained more than 50% of the voting control of the Registrant. Accordingly, for accounting purposes, Cadogan will be treated as the continuing reporting entity and accounting acquiror that acquired the Registrant, which accounting treatment will result in the Registrant adopting the February 28 fiscal year-end of Cadogan. Subsequent to the closing of the Business Combination Transaction, the historical statements of operations will be those of Cadogan. The balance sheet will consist of the net assets of the Registrant, Cadogan, and Optron Technologies at historical cost. All capital stock shares and amounts and per share data will be retroactively restated.

The Registrant's Anticipated Next Public Filing
-----------------------------------------------

         As a result of the accounting treatment of the Business Combination Transaction, which resulted in the Registrant's adoption of the February 28 fiscal year-end of Cadogan, and subject to the Registrant's filing of an amendment to this Current Report or the filing of any further Current Reports on Form 8-K, the Registrant expect that the next periodic report that it will file pursuant to its obligations under Section 13 or 15(d) of the Securities Exchange Act of 1934 will be a Quarterly Report on Form 10-QSB for the fiscal quarter to end on August 31, 2004.

Description of Business
-----------------------

         BUSINESS OVERVIEW

         Astrata South Africa (Pty) Ltd ("Astrata SA") is a company in the telematics and GPS (Global Positioning System) industry. Astrata SA's expertise is focused on advanced location-based IT products and services that combine positioning, wireless communications, and information technologies. Astrata SA provides advanced positioning products, as well as monitoring and airtime services to industrial, commercial, governmental entities, academic/research institutions, and professional customers in a number of markets including surveying, utility, construction, homeland security, military, intelligence, mining, agriculture, marine, public safety, and transportation. Astrata SA owns a research and development facility with 13 years of experience in position and wireless communication technology that has delivered in excess of 70,000 GPS/GSM fleet management products to customers.

         Examples of our products and services include surveying instrumentation using GPS and other augmenting technologies, such as wireless communication and lasers; fleet management for specialized machines, such as guidance for earthmoving equipment; positioning and IT technology for remote asset management and telematics products, field data collection equipment; and products and airtime communications services for high volume track and trace applications.

         Positioning technologies employed by Astrata SA include the laser, optical, and inertial navigation systems. Communication techniques employed by Astrata include both public networks such as GSM cellular, and private networks such as paging or point to point private wireless networks and satellite communications.

         Astrata SA adds value to its products and services through the development of proprietary information technologies, such as applications software that allows the customer to make use of the positioning information in a location of his choice.

         Astrata SA was founded in 1986 as a reseller of Sokkia products, a manufacturer of Japanese survey instruments. In 1988-89 the company integrated Trimble's GPS products into its portfolio and became one of the first international Trimble dealers in 1989. Since then, Astrata SA has won the "Best International Dealer Award" from Trimble on several occasions. In 1998 Astrata SA began developing its own software and proprietary products for the demanding commercial high precision positioning market. The Company sells geo-information technology ("Geo IT") products and services to commercial customers in the mining, surveying, utility, government, agriculture, oil + gas, construction, and offshore fleet markets often in demanding environments. Astrata SA's products include proprietary products and services as well as products from Trimble Navigation, Ltd., Nikon Surveying Instruments, Aquila, Thrane + Thrane, Itronix and Optech. In addition, Astrata SA provides ongoing communications and IT services (e.g. Astrata is a satellite service provider for Telenor) for all its customers with comprehensive service, training, and technical assistance.

         As new positioning and wireless technologies have been introduced in recent years, Astrata SA has grown by incorporating them into a product line to meet the expanding market. In 2002, Astrata purchased 51% of CyberPro Software Solutions (Pty) Ltd, a software solutions house with extensive experience in systems integration, large-scale database applications and internet technologies, which launched Astrata SA's web-based communications IT services for vehicle tracking and monitoring and controlling offshore and onshore fleets. The results have been organic growth and Astrata SA's concentration on three operating segments: 1) Geomatics technologies, 2) machine control and navigation technologies for mining, construction and agricultural machines to improve the profitability of large commercial projects, and 3) Mobile Positioning and Communication Technologies.

         As part of its acquisition strategy, in November 2003, Astrata SA acquired Astrata Systems (Pty) Ltd ("Astrata Systems"), formerly Nicon Systems
(Pty) Limited, a global leader in the design and manufacture of products for the GPS and telematics market. Astrata Systems' R+D and manufacturing work is certified to MIL STD 2000A and ANSI/J STD-001 and Astrata Systems' process certification is ISO 9001:2000. This enables Astrata Systems to offer clients a constant flow of new products and services.

         Our vision is to be the world's leading provider of innovative location-based IT services and solutions. Management is committed to developing innovative products and services that dominate their respective markets and produce exceptional returns for shareholders. Vital to the mission are financial stability, controlled growth, and appropriate risk management. The corporate environment is intense and requires management to adapt to change in order to stay ahead of the competition.

         The combination of the existing products and services with the strong Astrata international marketing team, CyberPro's software capabilities, and Astrata Systems design and manufacturing facilities will create a profitable and highly competitive low cost provider of location based IT products and services positioned to dominate geographically attractive territories where Astrata has strong marketing relationships.

         Our strategy is selective expansion internationally in areas where management has identified attractive opportunities and has strong existing relationships. Initially management targeted the Asia Pacific region and has offices in Singapore, Kuala Lumpur, and Jakarta. We believe that we are positioned to expand into these existing international markets with a combination of proprietary Astrata products, as well as products sourced from suppliers.

         TECHNOLOGY OVERVIEW

         A major portion of our business is the application of GPS to terrestrial applications. GPS is a system of 24 orbiting satellites and associated ground control that is funded and maintained by the U. S. Government and is available worldwide free of charge. GPS positioning is based on a technique that precisely measures distances from four or more satellites. The satellites continuously transmit precisely timed radio signals using extremely accurate atomic clocks. A GPS receiver measures distances from the satellites in view by determining the travel time of a signal from the satellite to the receiver, and then uses those distances to compute its position. Under normal circumstances, a stand-alone GPS receiver is able to calculate its position at any point on earth, in the earth's atmosphere, or in lower earth orbit, to approximately 10 meters, 24 hours a day. Much better accuracies are possible through a technique called "differential GPS." In addition, GPS provides extremely accurate time measurement.

         GPS technology is dependent upon the reception by a GPS receiver of the GPS signals, which requires line-of-sight visibility between the satellites and the receiver. This line-of-sight visibility can be blocked by buildings, hills, and dense foliage. The receiver must have a line-of-sight to at least four satellites to determine its latitude, longitude, altitude, and time. The accuracy of GPS may also be limited by distortion of GPS signals from atmospheric conditions, intentional or inadvertent signal interference, or Selective Availability. Selective Availability, which was the largest component of GPS distortion, is controlled by the U.S. Department of Defence and was deactivated on May 1, 2000. The convergence of our positioning, wireless, and information technologies enables us to add significant value to location-based information. At the same time, wireless communications have become far less expensive in recent years. This allows us to combine the low-cost efficient transfer of the GPS receiver's position data (combined with critical performance and monitoring information from the field equipment or personnel) to locations away from the positioning receiver. This allows the data to be accessed by supervisory, maintenance, or financial users and thereby allow productivity improving, cost reducing, safety-related, or other critical real time data to be fed back to the field.

         Laser and optical products sold and serviced by us measure distances and angles accurately using light. Laser diodes create light beams for distance measurement and precision mechanics and software algorithms in these products combine to give accurate distance and angle measurements for a variety of agricultural, surveying, academic research, and construction applications.

         BUSINESS UNITS

         Astrata is organized into three main operating segments that are distinguished by the markets they serve and the various applications and product lines: Geomatics Technologies, Machine Control and Navigation Technologies, Mobile Positioning and Communication Technologies (MPCT). These three operating segments are supported by centralised support services, such as accounting, human resources, research and development, and manufacturing. The operating segments are:

         GEOMATICS TECHNOLOGIES. High precision surveying/positioning instruments is a requirement for surveying and construction professionals, the mining industry, government departments, utility companies and municipalities. We supply and support these markets with current products and factory certified technicians. We offer a full spectrum of after-sales service and training programs that help build and maintain long-term relationships with customers and suppliers.

         MACHINE CONTROL AND NAVIGATION TECHNOLOGIES. Astrata incorporates GPS positioning and critical performance and monitoring information from field equipment and personnel into earth moving, mining, and construction machines to lower costs, boost productivity, improve profits, and improve remote site management and operational control. Products in this segment automate certain functions in earth-moving, mining, and construction machines and apply to the initial survey, earthmoving, and building phases of construction.

         This segment supports Astrata SA's joint venture with Barloworld Equipment Company. In October 2003, Astrata SA signed a joint venture agreement with Barloworld Equipment, the exclusive distributor of Caterpillar Corporation in South Africa. The Barloworld joint venture is owned 50% by Astrata SA and 50% by Barloworld Equipment. See "Subsidiaries and Joint Ventures."

         MOBILE POSITIONING AND COMMUNICATION TECHNOLOGIES (MPCT). Our MPCT Products focus on people and assets in often hostile and demanding environments. The segment addresses the market for fleet management, workforce management, remote asset management and tracking, meter reading, and emergency services by providing hardware for GPS information and data collection, as well as the software needed to analyze the data and access the data through the Internet. MPCT products combine positioning, wireless, and information technology and add measurable value to location-based information. We offer air time to communicate data from the vehicle or field location to the customer's data center and access over the Internet to the application software. This allows critical real-time performance and monitoring data to be accessed and analyzed by supervisory, maintenance, or financial users and make real-time decisions for productivity improvement, cost reductions, safety improvement, or other critical decisions to be fed back to the field.

         In addition, we offer a range of rugged mobile computing, wireless and location-based solutions, which combine GPS and Global System for Mobile communications (GSM) technologies. The services markets for location-based technologies include workforce management, remote asset management and tracking, meter reading and emergency services. Astrata offers custom built solutions as well as "off-the-shelf" products to meet the specific needs of its customers throughout sub-Saharan Africa.

         TECHNICAL SUPPORT SERVICES. We maintain workshops staffed with factory-trained personnel to service and repair the equipment we sell. We also provides technical support by means of dedicated personnel via e-mail, telephone and in-house, and offer product training.

         SUBSIDIARIES AND JOINT VENTURES

         In March 2003, Astrata SA issued 49% of the ordinary shares of its subsidiary, CyberPro Software Solutions (Pty) Ltd., a South African company formerly known as Basfour 2348 (Pty) Ltd. ("CyberPro"), to Dippiejea CC, a South African close corporation, in exchange for Dippiejea's business. Dippiejea, which had operated its business under the name "CyberPro," is a software solutions company that provides software support for products offered by Astrata. CyberPro's personnel are experienced in systems integrations, large-scale database applications, and internet technologies. In December 2003, Astrata SA acquired the 49% ownership interest in CyberPro from Dippiejea for 430,000 South Africa Rand (approximately $68,000). The operations of CyberPro were subsequently absorbed by Astrata Systems (see below).

         In October 2003, Astrata SA signed an agreement to purchase 100% of the issued and outstanding common stock of Astrata Systems (Pty) Ltd. ("Astrata Systems"), formerly named Nicon Systems (Pty) Ltd., a South African company engaged in the design and manufacture of products for the GPS and telematics markets. This acquisition was completed on November 1, 2003. Astrata Systems has since absorbed the operations of CyberPro.

         Between October 2003 and February 2004, Optron Technologies raised $2.5 million in a private placement of its common stock. By means of a series of loan transactions, these funds were used for the acquisition of Astrata Systems by Astrata SA, for certain research and development activities, and for the establishment of subsidiaries in Singapore, Malaysia, Brunei and England.

         In October 2003, Astrata SA entered into an agreement with Barloworld Equipment (Pty) Ltd. ("Barloworld") to establish a jointly-owned company, Barloworld Optron Technologies (Pty) Ltd. ("BOT"). Barloworld's core business is the sale, rental, service and maintenance of both new and used Caterpillar commercial equipment and related parts in South Africa and certain other African countries. The primary business of BOT is the supply of products and services to the mining industry in southern Africa. Such products and services include Caterpillar mining and earthmoving technology products and radio and positioning equipment for support of such mining technology products and equipment. BOT also provides sales, installation, support and service of such mining technology products and equipment. Each of Barloworld and Astrata SA holds 50% of the outstanding shares of capital stock of BOT.

         In June 2004, Astrata SA signed an agreement to acquire the assets, business, name and intellectual property of Nanini 209 CC, trading as SureTrack ("SureTrack"). SureTrack's primary business in the telematics sector is the sale or rental of equipment and tracking software, along with the provision of air time and associated services. The primary geographic operating areas are South Africa and other sub-Saharan African countries. Astrata SA believes all closing conditions will have been met by August 31st, 2004.


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

         PRINCIPAL MARKETS AND PRODUCTS

         Astrata SA is headquartered in Johannesburg, South Africa, and maintains sales offices in Cape Town and Durban. It provides products primarily to customers in Sub-Saharan African countries with particular emphasis on SADEC countries. We recently commenced operations in Singapore, Malaysia, Brunei, and England, although as of the date of this Current Report, such operations neither materially contribute to its revenues nor increase its operating expenditures.

         Astrata SA is the sole distributor for Trimble survey equipment in Southern Africa. Representative products marketed and sold by Astrata and its subsidiaries include: GPS Survey Products and related accessories; Geographic Information System (GIS) Mapping Products and related accessories; Nikon Total Stations, Automatic Levels, Theodolites; Itronix Products; Ag Leader Products; Chicago Steel Accessories; Garmin Handheld GPS Units; Optech; and Caterpillar Technology Products.

         COMPETITION AND COMPETITIVE POSITION

            The market for navigation, communications and information products is highly competitive. We believe the principal competitive factors impacting the market for our products are design, functionality, quality and reliability, customer service, price, time-to-market and availability. We believe that we generally compete favorably in these areas.

     We believe that our principal competitors for consumer Geomatics Technology product lines are Omnistar, Leica, Vi Instruments, Sokkia RSA and Garmin GPS-enabled products. Our principal competitors for Laser Scanning product lines are Riegal, Leica-Cyra, 3rd Tech Inc., iQvolution, Maptek, Measurement Devices Ltd., Visi Image Inc., and Zoller+Frohlich. The principal competitors for our Machine Control and Guidance Technologies are Leica and Topcon.

         EMPLOYEES

         As of August 2,  2004,  Astrata  employs  approximately  200  permanent
employees.   Approximately   half   of   these   employees   have   professional
qualifications in the electronic engineering and science related fields.

Directors and Executive Officers
--------------------------------

         On July 29, 2004, Mr. Fridolin Voegeli, who, as of the Effective Date, had served as one of the Registrant's two directors, resigned. Contemporaneously with the closing of the Business Combination Transaction, Mr. A. John A. Bryan Jr., the sole remaining director and officer of the Registrant and the trustee of the Trust, also resigned as a director and officer of the Registrant. As of that date, the following individuals were appointed to serve as the Registrant's directors and executive officers:


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

        o   Chief Executive Officer and Director         Trevor Venter
        o   Chief Financial Officer                      Martin Euler
        o   Chief Operating Officer and Director         Sandy Borthwick
        o   Chief Administrator and Director             Terry Mackey

         Trevor Venter has over 18 years experience in the geomatics and location based industries. Mr. Venter joined Astrata SA in April 1995 after spending ten years at the office of the Chief Surveyor General of South Africa. He holds a 1st Class Degree in Geomatics from the University of Cape Town, South Africa. Mr. Venter was appointed Managing Director of Astrata SA in 1998.

         Martin Euler has over 25 years of experience covering a variety of industries at both operational and corporate levels. Mr. Euler joined Astrata in January 2004 as Chief Financial Officer. The majority of his career was spent with Racal Electronics plc (which was acquired by Thomson CSF in 2000) and included senior positions throughout the world in both general management and finance. In 1998, Mr. Euler joined Racal Survey as Regional Financial Controller for the Americas. During 2001, Mr. Euler was promoted to Regional Director and member of the Executive Committee for Thales GeoSolutions with responsibility for the Americas Region. Mr. Euler holds a Degree in Accounting and Financial Management from the University of Sheffield, England.

         Sandy Borthwick joined Astrata SA in November 2003 as the Chief Operating Officer based in Singapore with specific responsibility for developing the business in the Asia Pacific Region. Prior to that, he had been employed by Thales GeoSolutions for approximately 25 years, most recently as its General Manager and Director (Africa and the Middle East) from 2001 through 2003. During this period, he led the development of the first Global System for Mobile communications (GSM) vehicle tracking technology which culminated in the formation of Global Telematics PLC, now known as Thales Telematics Plc. Mr. Borthwick was one of three Regional Directors of Thales GeoSolutions Limited and a member of the Executive Committee.

         Terry Mackey joined Astrata SA in 1993 and was appointed to the Board of Directors in the same year. Prior to joining Astrata SA, he had over 15 years experience as a company director in the civil engineering, building and allied industries, first as a contracts director and then as finance director. Mr. Mackey holds a degree in Engineering from the University of Sheffield, England and a diploma in Financial Management.

         As disclosed in the Plan of Reorganization, we are contemplating further changes to our management and our board of directors in the near-term.


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

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired

         The Registrant will file financial statements relating to the Business Combination Transaction by amendment to this Form 8-K within the timeframe specified by the Securities and Exchange Commission.

         (c)      Exhibits

Exhibit No.       Description
-----------       -----------
Exhibit 2.1       Cetalon  Corporation  Court  Order of May 27,  2004 and Second
                  Amended Disclosure Statement and Plan of Reorganization.

Exhibit 2.2 Articles of Merger between Astrata Group Incorporated (as merging entity) and Cetalon Corporation (as surviving entity), filed with Secretary of State of Nevada on August 3, 2004.

Exhibit 2.2a Certificate of Correction to the Articles of Merger filed with Secretary of State of Nevada on August 4, 2004

Exhibit 3.1b      Amended  and  Restated   Articles  of   Incorporation  of  the
                  Registrant as filed with the Secretary of State of the State of Nevada on July 30, 2004.

Exhibit 10.1 Share Exchange Agreement, dated August 2, 2004, by and among the Registrant and the entities listed on the signature page thereof.

Exhibit 16.1      Letter of acknowledgement from prior auditing firm.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 9, 2004                      ASTRATA GROUP INCORPORATED

                                            By:  /S/ Trevor Venter
                                                 -------------------------------
                                                 Trevor Venter
                                                 Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit 2.1 Cetalon Corporation Court Order of May 27, 2004 and Second Amended Disclosure Statement and Plan of Reorganization.

Exhibit 2.2 Articles of Merger between Astrata Group Incorporated (as merging entity) and Cetalon Corporation (as surviving entity), filed with Secretary of State of Nevada on August 3, 2004.

Exhibit 2.2a Certificate of Correction to the Articles of Merger filed with Secretary of State of Nevada on August 4, 2004

Exhibit 3.1b      Amended  and  Restated   Articles  of   Incorporation  of  the
                  Registrant as filed with the Secretary of State of the State of Nevada on July 30, 2004.

Exhibit 10.1 Share Exchange Agreement, dated August 2, 2004, by and among the Registrant and the entities listed on the signature page thereof.

Exhibit 16.1      Letter of acknowledgement from prior auditing firm.


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